SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)             November  24, 1999
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                           SUN HEALTHCARE GROUP, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                  1-12040                       85-0410612
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(State or other jurisdiction     (Commission                (IRS Employer
 of incorporation)                File Number)              Identification No.)


   101 SUN AVENUE, N.E., ALBUQUERQUE, NEW MEXICO                       87109
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       (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code              (505) 821-3355
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)



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ITEM 5. OTHER EVENTS

     On October 26, 1999, Sun Healthcare Group, Inc. (the "Company") announced that it had reached an agreement in principle with representatives of its bank lenders and holders of approximately two-thirds of its outstanding senior subordinated bonds on the terms of an overall restructuring of the Company's capital structure. As part of the negotiations with these bank lenders and senior subordinated bondholders, the Company provided summary financial projections (the "August Summary Projections") to them. The Company agreed to disclose publicly the August Summary Projections after the commencement of its chapter 11 bankruptcy case. The August Summary Projections are attached as
Exhibit 99.1 and are incorporated by reference herein and made a part hereof, and such August Summary Projections are qualified in their entirety by the statements made therein.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.
     99.1 Sun Healthcare Group, Inc. Summary Financial  Projections dated August
          27, 1999.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SUN HEALTHCARE GROUP, INC.

                                          /s/ Robert D. Woltil
                                          -------------------------------
                                          Name:   Robert D. Woltil
                                          Title:  Chief Financial Officer

Dated:  November 24, 1999



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                               INDEX TO EXHIBITS


EXHIBIT NO.    IDENTITY OF EXHIBIT
-----------    -------------------
99.1           Sun Healthcare Group, Inc. Summary Financial Projections dated
               August 27, 1999.



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